3 FORM 8-K -------- UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest reported) MARCH 15TH, 2002 USA VIDEO INTERACTIVE CORP. (Exact name of registrant as specified in its chapter) ------------------------------------------------------ WYOMING 0-29651 06-15763-91 (State or other jurisdiction (Commission (IRS Employer of incorporation File Number) Identification No.) ---------------- ------------ ------------------- 70 ESSEX STREET, MYSTIC, CONNECTICUT 06355 (Address of principal executive offices) (Zip Code) ---------------------------------------- ---------- (800) 625-2200 Registrant's telephone number, including area code Not Applicable (Former name or former address, if changed since last report) ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE. On March 15th, 2002 the Registrant announced that it has been contracted to provide Zmail and mediaClixTM services for a leading European-based sports car manufacturer, with an initial order for a 100,000-name Zmail campaign and a corresponding mediaClix(TM) campaign. ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. Exhibit 99.1 News Release dated March 15th, 2002. SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. USA VIDEO INTERACTIVE CORP. Date : March 15th, 2002 By: /s/ Anton J. Drescher ------------------ ------------------------ ANTON J. DRESCHER, CORPORATE SECRETARY USVO EXPANDS ITS STREAMHQ SERVICES CLIENT LIST LATEST CONTRACT OPENS DOOR TO VALUE-ADDED INTERNET MARKETING SERVICES FOR THE AUTOMOTIVE INDUSTRY [GRAPHIC OMITED] MYSTIC, CONNECTICUT - MARCH 15, 2002 - USA Video Interactive (OTCBB: USVO; CDNX: US; BSE/Frankfurt: USF; www.usvo.com) today announced that the company has been contracted to provide Zmail and mediaClixTM services for a leading European-based sports car manufacturer, with an initial order for a 100,000-name Zmail campaign and a corresponding mediaClix(TM) campaign. "We are pleased to have an ever growing client interest in our Internet marketing services, and we are thrilled that these clients are beginning to place larger ZmailTM distribution orders," said Daniel Kinnaman Vice President of Sales and Marketing for USVO. "Corporate marketing departments are beginning to recognize that these products are not just about reusing TV commercials, but about repurposing them to deliver unprecedented engagement and interaction with customers and prospects." ABOUT USA VIDEO INTERACTIVE USVO is a developer and supplier of Internet streaming video and video on demand services. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added streaming media services. USVO holds the pioneering patent for store-and-forward video (number 5,130,792), and holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information on USA Video Interactive, visit www.usvo.com. USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT 06355; (800) 625-2200; (860) 572-1560. Canada Office: 837 West Hastings Street; Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin and Frankfurt Stock Exchanges: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, (800)-625-2200; kyorio@usvo.com --------------- This press release may contain forward-looking statements. Actual results may differ materially from those projected in any forward-looking statement. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.